SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 15, 2002
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                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           001-8368                                    51-0228924
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       (Commission File No.)               (IRS Employer Identification No.)


1301 Gervais Street, Suite 300, Columbia, South Carolina               29201
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(Address of principal executive offices)                             (zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On October 15, 2002, the Company entered into, subject to approval by the Bankruptcy Court, a Settlement Agreement and Stipulated Order with the South Carolina Department of Health and Environmental Control relating to the Safety-Kleen (Pinewood), Inc. hazardous waste treatment, storage and disposal facility in Sumter County, South Carolina. On October 16, 2002, the South Carolina Department of Health and Environmental Control issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     Exhibits.

Exhibit
Number    Description
-----     -----------

99.1 Press Release issued by the South Carolina Department of Health and Environmental Control October 16, 2002. (Filed herewith.)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SAFETY-KLEEN CORP.



Date: October 18, 2002          By:  /s/ James K. Lehman
                                    --------------------------------
                                     James K. Lehman
                                Senior Vice President, General Counsel and
                                Secretary


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                                 EXHIBIT INDEX


99.1 Press Release issued by the South Carolina Department of Health and Environmental Control October 16, 2002. (Filed herewith.)